Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

5. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	December 31,
	2011	2010
	(In thousands)
Furniture and fixtures	$300	$292
Office equipment	377	415
Software	423	489
Leasehold improvements	45	12
Manufacturing equipment	52	40

Total property and equipment	1,197	1,248
Less accumulated depreciation and amortization	(1,000)	(1,028)

Property and equipment — net	$197	$220

Depreciation and amortization expense associated with property and equipment of the continuing operations totaled $133,000, $194,000 and $1,098,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

During the year ended December 31, 2009, the Company recognized $860,000 of depreciation and amortization expense associated with equipment used for the manufacture of registration batches of ILUVIEN.